UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Gold Resource Corporation
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2886 Carriage Manor Point ¡ Colorado Springs, CO 80906

May 4, 2011

Dear Fellow Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Gold Resource Corporation (the “Company”) on Tuesday, June 21, 2011 at 9:00 a.m. Mountain Time, at the Ritz-Carlton, 1881 Curtis Street, Denver, Colorado 80202.

At the meeting, you will be asked to (i) elect five Directors of the Company, (ii) to hold an advisory vote on executive compensation, (iii) to hold an advisory vote on the frequency of holding future advisory votes on executive compensation, (iv) ratify the selection of StarkSchenkein, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2011, and (v) to consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof, as more fully discussed in the enclosed proxy statement.

Enclosed with this letter are the formal notice of the meeting, the proxy statement, which gives detailed information about the proposals and why the Board of Directors recommends that you vote to approve each of the proposals, the proxy card for you to sign and return, and the Annual Report to shareholders for the fiscal year ended December 31, 2010, which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934, as amended. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call (303) 320-7708.

Your vote is important. You may vote your shares by simply completing and signing the enclosed proxy card and mailing it in the postage-paid envelope included in this package or by telephone or electronically through the internet in accordance with the instructions contained in the accompanying proxy card.

Sincerely,

William W. Reid Chairman and Chief Executive Officer

Gold Resource Corporation

2886 Carriage Manor Point

Colorado Springs, CO 80906

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 21, 2011

To the Shareholders of Gold Resource Corporation:

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Gold Resource Corporation (the “Company”) will be held at the Ritz-Carlton, 1881 Curtis Street, Denver, Colorado 80202, on Tuesday June 21, 2011 at 9:00 a.m. Mountain time, for the following purposes:

(1)	To consider and vote on a proposal to elect five (5) Directors of the Company to serve until the next annual meeting of shareholders or until their successors are elected and qualified;

(2)	To consider and vote on a non-binding resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion & Analysis tabular disclosure and accompanying narrative disclosure set forth in the Company’s 2011 proxy statement;

(3)	To consider and vote on a non-binding resolution to determine the frequency with which shareholders of the Company shall be entitled to hold future advisory votes on the compensation of the Company’s named executive officers;

(4)	To consider and vote on a proposal to ratify the appointment of StarkSchenkein, LLP to serve as the independent registered public accounting firm for our Company for the year ending December 31, 2011; and

(5)	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 27, 2011 as the record date for the determination of the holders of our stock entitled to notice of, and to vote at, the meeting. Accordingly, only shareholders of record on the books of our Company at the close of business on that date will be entitled to notice of, and to vote at, the meeting and any adjournment and postponement thereof. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Company.

All shareholders are invited to attend the meeting in person. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED POSTAGE–PAID PROXY CARD OR OTHERWISE RETURN YOUR PROXY IN A MANNER DESCRIBED IN THE ACCOMPANYING PROXY CARD.

Any shareholder attending the meeting may revoke his proxy and vote in person, even if that shareholder has returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

A proxy statement explaining the matters to be acted upon at the annual meeting follows. We urge you to read the entire statement carefully.

By Order of the Board of Directors of the Company,

April 29, 2011	/s/ William W. Reid
Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 21, 2011.

The Company’s proxy statement for the 2011 Annual Meeting and the Company’s annual report to shareholders for the year ended December 31, 2010 are available on the internet at www.edocumentview.com/GORO.

Gold Resource Corporation

2886 Carriage Manor Point

Colorado Springs, CO 80906

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JUNE 21, 2011

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Gold Resource Corporation (“we”, “our” or “us”), to be voted at the annual meeting of shareholders to be held at 9:00 a.m. Mountain time on Tuesday June 21, 2011, at the Ritz-Carlton, 1881 Curtis Street, Denver, Colorado 80202, or at any adjournment or postponement of the meeting. This proxy statement, the enclosed proxy card, and our Annual Report to shareholders for the fiscal year ended December 31, 2010, which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), were first mailed or given to our shareholders on or about May 4, 2011.

If the enclosed proxy is properly executed and returned in time to be voted at the meeting, the shares represented will be voted in accordance with the instructions contained therein. Our shareholders may vote electronically through the internet or by telephone by following the instructions included with their proxy card. Shareholders whose shares are registered in the name of a bank or brokerage firm may also be eligible to vote electronically through the internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Financial Services Investor Communication Services online program. The program provides eligible shareholders the opportunity to vote via the internet or by telephone. Voting forms will provide instructions for shareholders whose bank or brokerage firm is participating in Broadridge’s program.

Shareholders who do not wish to vote electronically through the internet or by telephone or whose form does not reference internet or telephone voting information should complete and return the enclosed paper proxy card by mail. Signing and returning the proxy card or submitting the proxy via the internet or telephone does not affect a shareholder’s right to vote in person at the meeting.

Executed Proxies that contain no instructions will be voted FOR each of the individuals nominated to be a Director, FOR proposals 2, 4 and 5 and FOR 3 Years in proposal 3 described in the Notice of Annual Meeting.

Shareholders who execute proxies for the annual meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to us, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. With respect to voting in person at the meeting, please note that shares voted in person at the meeting may only be voted by the record owner of the shares, so any shareholders whose shares are held in the name of a bank, broker or other so-called “nominee holder” and who wish to vote those shares in person at the meeting must obtain a valid proxy from the nominee holder in order to vote the shares in person at the meeting.

Record date

The Board of Directors has fixed the close of business on April 27, 2011 as the record date for the determination of shareholders entitled to notice of, and to vote and act at, the meeting. Only shareholders of record of our common stock at the close of business on that date are entitled to notice of, and to vote and act at, the annual meeting.

Proposals to be submitted at the Annual Meeting

At the meeting, shareholders will be acting upon the following proposals:

(1)	To consider and vote on a proposal to elect five (5) Directors of the Company to serve until the next annual meeting of shareholders or until their successors are elected and qualified;

(2)	To consider and vote on a non-binding resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion & Analysis tabular disclosure and accompanying narrative disclosure set forth herein;

(3)	To consider and vote on a non-binding resolution to determine the frequency with which shareholders of the Company shall be entitled to hold future advisory votes on the compensation of the Company’s named executive officers;

(4)	To consider and vote on a proposal to ratify the appointment of StarkSchenkein, LLP to serve as the independent registered public accounting firm for our Company for the year ending December 31, 2011; and

(5)	To transact such other business as may properly come before the meeting.

Information Concerning Voting and Solicitation

As of the record date, there were 52,998,303 shares of common stock outstanding. Each share of common stock is entitled to one vote.

Quorum. The presence in person or by proxy of not less than one-third of the shares of common stock outstanding as of the record date will constitute a quorum for the transaction of business at the annual meeting. For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, such as abstentions and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares), will be treated as shares that are present at the meeting for purposes of a quorum. For proposals that do not require approval of the majority of the quorum, such as the election of Directors and advisory vote for the approval of the frequency of shareholder votes on our executive compensation program, abstentions and broker non-votes will have the same effect as a vote withheld and will not count for or against such proposal. For proposals that require the approval of a majority of the quorum, such as the advisory vote to approve our executive compensation program and ratification of our independent auditors, abstentions and broker non-votes will have the same effect as a vote against the proposal.

If a quorum is not present in person and by proxy at the meeting, or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the meeting, the chairman of the meeting or the shareholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Solicitation. We may use the services of our Directors, officers, employees and contractors to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers and others who hold our common stock in nominee names to distribute proxy soliciting materials to beneficial owners and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

Expenses

The cost of the meeting, including the cost of preparing and mailing this proxy statement and proxy, will be borne by us.

Availability of Annual Report

The Annual Report delivered with the proxy statement includes important information about our Company, including information from our annual report on Form 10-K for the year ended December 31, 2010 (excluding exhibits) as filed with the Securities and Exchange Commission (“SEC”). We will furnish without charge upon written request a copy of our annual report on Form 10-K. The annual report on Form 10-K includes a list of all exhibits thereto. We will furnish copies of such exhibits upon written request and payment of our reasonable expenses in furnishing such exhibits. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of shares of our Company’s common stock entitled to vote at the annual meeting of shareholders. Such written request should be directed to the attention of Greg Patterson at Gold Resource Corporation, 2886 Carriage Manor Point, Colorado Springs, CO 80906.

Principal Office

The principal executive office of our Company is located at 2886 Carriage Manor Point, Colorado Springs, CO 80906. Our telephone number at this address is (303) 320-7708.

We file reports with the SEC that can be accessed on our Company’s website www.goldresourcecorp.com or on the SEC’s website www.sec.gov.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY CARD PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors currently consists of five members, each of whom is nominated to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Directors

The following table reflects our current Directors including two who also serve as executive officers as of the date of this proxy statement:

Name	Age	Positions With the Company	Board Position Held Since
William W. Reid	62	Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board of Directors	1998

Jason D. Reid	38	President and Director	2009

Bill M. Conrad(1), (2)	54	Director	2006

Isac Burstein(1), (2)	44	Director	2009

Tor Falck(1), (2)	72	Director	2010

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.

The following information summarizes the business experience for at least the last five years of our Directors, each of whom has indicated his willingness to serve and consented to being named in this proxy statement:

William W. Reid. William Reid was co-founder of the Company. He has served as a Director and our Chief Executive Officer (“CEO”) since our inception in 1998, and has served as our Interim Chief Financial Officer (“Interim CFO”) since April 12, 2011. He also served as our President from inception until July 1, 2010. Since August 2005, Mr. Reid has devoted all of his business time to our affairs. From 1977 to August 18, 2005, he served as the President, CEO and Chairman of the Board of Directors of US Gold Corporation, a Colorado corporation engaged in the exploration of mineral properties (“US Gold”). During his tenure with US Gold, that entity acquired, developed and produced gold from six different mines. The securities of US Gold are traded on the NYSE. Our Board believes that Mr. Reid’s 38 years in the mining business, including experience as a geologist, mine finder, mine developer, mine financier and mine operator, provide the appropriate experience and qualifications to serve as a member of our Board. Mr. Reid has not served on the board of any other public companies or registered investment companies in the past five years. Mr. Reid received a Bachelor of Science in physics in 1970 and a Master’s Degree in Economic Geology in 1972 from Purdue University. William Reid is the father of Jason Reid, our President and a Director, and the brother of David Reid, who serves as our Vice President, Secretary and Treasurer.

Jason D. Reid. Mr. Reid was promoted to President of our Company effective July 1, 2010 and was elected as a Director in November 2010. He had previously served as our Vice President of Corporate Development since January 2008. In that capacity, he was responsible for formulating corporate growth strategies, capital raises, retail and institutional promotion of our Company and assisting the CEO with oversight of our financing requirements. Mr. Reid joined our Company in May 2006 as the Corporate Development Assistant. Mr. Reid received a Bachelor of Science degree in Anthropology with an emphasis on Archaeology in 1995 from Fort Lewis College. From January 1996 until he joined our Company in May 2006, Mr. Reid served as President of Reid Farrier, Inc., formerly known as Reid Fencing, Inc., a business he founded which focused operations in the equine and construction industries. Our Board believes that Jason Reid’s experience founding and operating his own business, as well as his significant participation in the development of business strategy and decision-making for our Company over the past several years provides him with the appropriate experience and qualifications to serve as a member of our Board. Mr. Reid has not served on the Board of Directors of any other public companies or registered investment companies in the past five years. Jason Reid is the son of William Reid, our CEO, Interim CFO, and Chairman of the Board of Directors, and nephew of David Reid, who serves as our Vice President, Secretary and Treasurer.

Bill M. Conrad. Mr. Conrad was elected to the Board of Directors on June 1, 2006. Mr. Conrad has also served as the Chairman of our Audit Committee and our Compensation Committee since his initial election. In 1990, Mr. Conrad co-founded MCM Capital Management Inc., a privately-held financial management and consulting company, and has served as Vice President, Chief Financial Officer (“CFO”) and a Director of that entity since that time. From May 2005 until September 2008, Mr. Conrad served as the Vice President and Secretary of Brishlin Resources, Inc., now known as Synergy Resources Corporation, a publicly traded Colorado-based corporation engaged in the oil and gas industry quoted on the OTCQB under the ticker symbol “SYRG.” Mr. Conrad continues to serve as a Director of Synergy Resources, a position he has held since the company’s inception in 2005. He has not served on the Board of Directors of any other public companies or registered investment companies during the past five years. From February 2002 until June 2005, Mr. Conrad served as President and a Director of Wyoming Oil & Minerals, Inc., now known as Sun Motor International Inc., which is quoted on the OTC Pink under the ticker symbol “SNMO.” From May 2000 until April 2003, he served as Vice President and a Director of New Frontier Energy, Inc., which is quoted on the OTCQB under the ticker symbol “NFEI.” Our Board believes that the management and corporate finance experience developed by Mr. Conrad over many years serving as an executive officer and Director of numerous publicly traded companies, as well as his familiarity with relevant accounting principles and financial statement presentation, make him well-qualified to be a Director of our Company.

Isac Burstein. Isac Burstein was appointed to the Board of Directors on April 1, 2009. He also serves as a member of our Audit Committee and our Compensation Committee since his initial appointment to our Board of Directors. Mr. Burstein serves as the Vice President of Business Development for Hochschild Mining Plc., a leading underground precious metals producer operating in the Americas and a principal shareholder of our Company. Prior to his current position, Mr. Burstein served Hochschild in various capacities, including as Manager for Project Evaluation, Exploration Manager for Mexico from July 2000 to May 2009 and Exploration Geologist from January 1996 to July 2000. Mr. Burstein was nominated as a Director by Hochschild and appointed to the Board pursuant to the terms of our strategic alliance agreement with Hochschild. Our Board believes that Mr. Burstein’s geological and mining background and his experience in various management positions with Hochschild provide him with the requisite skills and necessary understanding of our industry to serve as a member of our Board of Directors. Mr. Burstein has not served on the Board of Directors of any other public companies or registered investment companies during the past five years. He holds a BS in Geological Engineering from the Universidad Nacional de Ingenieria in Lima, Peru, an MS in Geology from the University of Missouri and an MBA from Krannert School of Management, Purdue University.

Tor Falck. Tor Falck was appointed to the Board of Directors on August 17, 2010. He also serves as a member of our Audit Committee and our Compensation Committee. Since January 2006, Mr. Falck has served as a Director for Blackstone Ventures Inc., a Canadian company with securities listed on the TSX Venture Exchange under the ticker symbol “BLV.” From April 2007 to December 2008, Mr. Falck also provided investor relations services to Blackstone Ventures. Since August 2006, Mr. Falck has also served as a Director of Blackstone Nickel AB and Blackstone Nickel NUF, Norwegian subsidiaries of Blackstone Ventures. Other than Blackstone Ventures and its subsidiaries, he has not served on the board of Directors of any other public companies or registered investment companies during the past five years. From July 2003 to February 2007, Mr. Falck provided investor relations services to Bema Gold, which was later acquired by Kinross Gold Corporation (NYSE:KGC). Mr. Falck has a background in banking and the financial services industry in Europe. He served as an investment officer at Yorkton Securities Inc. from 1992 to 1999, and then at Canaccord Capital (Europe) from 1999 to 2002. Prior to that, he was a compliance officer, financial analyst and broker at various financial institutions in London and Norway, focusing on natural resources industries, including mining, oil and gas. Our Board believes that Mr. Falck’s experience with companies in the mining industry and his relationships in the European investment community provide him with the skills and experience necessary to serve as a member of our Board of Directors. Mr. Falck obtained a degree from Economic College in Bergen, Norway in 1959, a degree in Mathematics and Statistics in 1966 from the University of Frankfurt am Main, Germany, and a BA in economics in 1980 from Bankakademiet in Oslo, Norway.

2010 Director Compensation

We pay our independent Directors a monthly cash retainer fee. Mr. Conrad receives $10,000 per month, Mr. Burstein receives $6,000 per month and Mr. Falck receives $3,000 per month. In connection with his appointment to our Board of Directors on August 17, 2010, Mr. Falck received a stock option award to purchase 100,000 shares of our common stock for $14.35 per share. The options vested immediately and expire 10 years from the date of grant.

The table below summarizes the compensation of our independent Directors and whose compensation is not disclosed in the Summary Compensation Table on page 15 for the fiscal year ended December 31, 2010:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation(2)	Total
Bill M. Conrad	$90,000	$—	$—	$—	$170,000	$245,000
Isac Burstein	54,000	—	—	—	72,000	126,000
Tor Falck(3)	15,000	—	1,065,810	—	15,000	1,095,810

(1)	Valued using the Black-Scholes-Merton option pricing model. Please refer to Note 8 to the consolidated financial statements dated December 31, 2010, 2009 and 2008 included in our Annual Report for certain assumptions made in connection with these estimates.
(2)	During the fiscal year ended December 31, 2010, the Company paid its Directors a discretionary cash bonus. The amount of bonus each Director received is denoted herein.
(3)	Mr. Falck was appointed to the Board of Directors on August 17, 2010.

All Directors are reimbursed for reasonable and necessary expenses incurred in their capacities as such.

Communications to the Board of Directors

Our Board of Directors maintains a policy of reviewing and considering communications from our shareholders. Any shareholder who desires to contact the Board of Directors may do so by fax, telephone, or regular mail to the Board of Directors, c/o William W. Reid, Chairman of Gold Resource Corporation. Shareholders can also send electronic communications to the Board via e-mail to jasonreid@goldresourcecorp.com. Such communications may also be forwarded to the Board by mail in a sealed envelope addressed to an individual Director, the non-management Directors or the Board by mailing to our corporate headquarters in Colorado Springs. We will deliver the envelope unopened (1) if addressed to a Director, to such Director, (2) if addressed to the Board, to the Chairman of the Board who will report on the contents to the Board, or (3) if addressed to the non-management Directors, to the Chair of the Audit Committee who will report on the contents to the non-management Directors.

Our Directors periodically review communications from shareholders and determine, at their discretion, whether the communication addresses a matter that is appropriate for consideration by the Board. Directors may also attend the annual meeting of shareholders and receive communications directly from shareholders at that time. All of our Directors attended the annual meeting held in 2010.

Board Leadership Structure and Risk Oversight

The Board does not have a policy regarding the separation of the roles of CEO and Chairman of the Board, as the Board believes it is in the best interest of our Company to make that determination based on the position and direction of our Company and the membership of the Board. The Board has determined that having our CEO serve as Chairman is in the best interest of our shareholders at this time. This structure makes the best use of William Reid’s extensive knowledge of our Company and the mining industry, as well as fostering greater communication between management and the Board. The Board does not have a policy that designates a lead independent Director at this time.

Companies face a variety of risks, including financial reporting, legal, credit, liquidity, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board Committee, (3) implement or oversee implementation of appropriate and responsive risk management strategies consistent with our risk profile, and (4) integrate risk management into our decision-making.

The Board as a whole oversees risk management after receiving briefings from management and advisors as well as based on its own analysis and conclusions regarding the adequacy of our risk management processes.

Director Independence

As of the date of this proxy statement, we have five Directors, including three independent Directors, as follows:

•	William W. Reid;

•	Jason D. Reid;

•	Bill M. Conrad (independent);

•	Isac Burstein (independent); and

•	Tor Falck (independent).

An “independent” Director is a Director whom the Board of Directors has determined satisfies the requirements for independence under the Sarbanes–Oxley Act of 2002, section 10A(m)(3) of the Exchange Act and under section 803A of the NYSE Amex LLC Company Guide (“Amex Rules”).

Board Committees and Meetings

The Board of Directors presently maintains an Audit Committee and a Compensation Committee. During the year ended December 31, 2010, the Board of Directors met six times and took action by consent in lieu of a meeting on 14 other occasions. No Director attended less than 75% of the meetings held during 2010.

Audit Committee. The Audit Committee is currently comprised of Bill Conrad as Chairman, Isac Burstein and Tor Falck. Each of the Audit Committee members is independent under the Amex Rules. The Audit Committee is responsible for engaging the independent registered public accounting firm selected to conduct the financial audit for the Company and to confirm, prior to such engagement, that such independent registered public accounting firm is independent of the Company.

It is the policy of the Audit Committee to review and approve the engagement of the independent auditors, including the scope, extent and procedures of audit and non-audit services to be performed for the Company, the content and results of the audit performed by the auditors and any recommendations made by the auditors and to oversee any other aspects of the engagement of the independent auditors, including but not limited to resolution of disagreements between management and the auditor regarding financial reporting and other audit, review or attest services, and the compensation to be paid therefore, and all other matters the Audit Committee deems appropriate. The Audit Committee also oversees our financial reporting process, and is responsible for drafting an Audit Committee Report to be included with our proxy statement.

Our Board of Directors has determined that Bill Conrad, the Chairman of the Audit Committee, qualifies as an independent Audit Committee financial expert, as defined by the applicable regulations of the Securities and Exchange Commission, in that he has (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls over financial reporting; and (v) an understanding of the Audit Committee functions. Mr. Conrad acquired these attributes through experience in analyzing financial statements of companies and through his experience as an executive officer of other publicly traded companies.

The Audit Committee held five meetings during the last full fiscal year and no Audit Committee member attended less than 75% of the meetings. The full responsibilities of the Audit Committee are set forth in its formal written charter, which is available on our web site at www.goldresourcecorp.com.

Audit Committee Report. The Audit Committee of the Board of Directors is pleased to present this Audit Committee Report:

We have reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2010 with management and have reviewed related written disclosures of StarkSchenkein, LLP, our independent registered public accounting firm, of the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, with respect to those statements. We have reviewed the written disclosures and the letter from StarkSchenkein, LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with StarkSchenkein, LLP its independence in connection with its audit of our most recent financial statements. Based on this review and these discussions, we recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010.

Bill M. Conrad (Chairman and member)

Isac Burstein (member)

Tor Falck (member)

Compensation Committee. The Compensation Committee, currently comprised of Bill Conrad (Chairman), Isac Burstein and Tor Falck, is responsible for reviewing and recommending the compensation of our executive officers and Directors and making recommendations to the Board regarding our general compensation, benefits, perquisites, policies and practices, including, without limitation, our incentive compensation plans and equity-based compensation plans, and is responsible for drafting a Compensation Committee Report to be included with our proxy statement. Each of the Compensation Committee members meets the definition of “independent” as defined in the Amex Rules. The Compensation Committee has adopted a formal charter, a copy of which is available on our website at www.goldresourcecorp.com.

In performing its functions, the Compensation Committee considers, among other things, the types of compensation and amounts that have been paid to our executives and Directors in the recent past, as well as recent individual and overall Company performance. The Compensation Committee held three meetings during the last full fiscal year and no Compensation Committee member attended less than 75% of the meetings.

Compensation Committee Interlocks and Insider Participation. During the 2010 fiscal year, David Reid, a former Director who now serves as our Vice President, Secretary and Treasurer served as a member of the Compensation Committee. Mr. Reid stepped down from the Compensation Committee in August 2010. No member of the Compensation Committee or executive officer of our Company has a relationship that would constitute an interlocking relationship with executive officers or Directors of another entity.

Board Nominations. Beginning on August 30, 2010, our shares of common stock began trading on the NYSE Amex LLC stock exchange (“NYSE Amex”) under the ticker symbol “GORO,” after having traded on the Over the Counter Bulletin Board since 2006. In August 2010, after reviewing the requirements to list our securities on the NYSE Amex and making adjustments to our corporate governance structure to satisfy the NYSE Amex listing standards, the Board determined it was appropriate to vest the duties and responsibilities related to the nominating function in our independent Directors (as defined in the Amex Rules). Accordingly, on August 9, 2010, the Board of Directors dissolved its Nominating Committee, which was composed of two members, William Reid and David Reid. The Board believes that the function can be overseen by all of our independent Directors in light of the Board’s relatively small size. Because the Board does not maintain a Nominating Committee, it does not have a formal written charter related to the nominating process.

The independent members of the Board are responsible for periodically reviewing the size of the Board, developing criteria for the selection of individuals to be considered as candidates for the Board, identifying individuals that they believe are qualified to become members of the Board, retaining whenever necessary any third party advisors or search firms to assist in identification of potential candidates, and recommending to the full Board any Director nominees for the next annual meeting of shareholders.

The Board will consider Director candidates nominated by shareholders and will apply the same criteria to shareholder recommendations as it does to other nominees considered by the Committee. A shareholder who wishes to recommend a prospective Director nominee should send a letter directed to our Corporate Secretary c/o David Reid, 2886 Carriage Manor Point, Colorado Springs, CO 80906. Such letter must be signed and dated and submitted to us by the date mentioned in this proxy statement under the heading “Proposals of Shareholders for Presentation at the Next Annual Meeting of Shareholders.” The following information must be included in or attached to the letter:

•	name and address of the shareholder making the recommendation;

•	proof that the shareholder was the shareholder of record, and/or beneficial owner of common stock as of the date of the letter;

•	the name, address and resume of the recommended nominee; and

•	the written consent of the recommended nominee to serve as a Director if so nominated and elected.

Specific minimum qualifications for Directors and Director nominees which the Board believes must be met in order to be so considered include management experience, exemplary personal integrity and reputation, sound judgment, and sufficient time to devote to the discharge of his or her duties.

If vacancies are anticipated or otherwise arise, the independent members of the Board consider Director candidates suggested by members of the Board, management, shareholders and other parties. The Board evaluates new nominees based on criteria including, but not limited to, independence, diversity, age, skills, experience, potential conflicts of interest and time availability. If warranted, the Board may interview the nominee in person or via the telephone. There are presently no differences in the manner in which the independent members of the Board evaluate nominees for Director whether the nominee is recommended by a shareholder or any other party.

Board Diversity

We do not have a formal policy with regard to the consideration of diversity in identifying Director nominees. However, our independent Directors annually will review the individual skills and characteristics of our Directors, as well as the composition of the Board as a whole, and strive to nominate individuals with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our businesses. This assessment includes consideration of independence, diversity, age, skills, expertise, time availability, and industry backgrounds in the context of the needs of the Board and our Company. A broad range of perspectives are considered, including both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of Directors and prospective nominees to the Board.

Code of Ethics

In 2009, we adopted a written Code of Ethics that applies to our Directors, executive officers, and key employees. A copy of the Code of Ethics is available on our website at www.goldresourcecorp.com.

Our Executive Officers

In addition to William Reid (CEO and Interim CFO) and Jason Reid (President), who also serve as members of our Board of Directors and whose biographical information is disclosed under the heading “Directors,” our executive officers as of the date of this proxy statement include the following individual:

David C. Reid. David Reid, co-founder of the Company, age 61, has served, and continues to serve, as our Vice President, Secretary and Treasurer since our inception in 1998. Since August 2005, he has devoted all of his time to our business and affairs. From 1977 to August 18, 2005, he was the Vice President and a Director of US Gold. Mr. Reid has 38 years of experience in the mining industry, including experience as a geologist, mine finder, mine developer, mine financier and mine operator. Mr. Reid received a Bachelor of Science degree in geology from Ball State University in 1972. David Reid is the brother of William Reid, our CEO, Interim CFO and Chairman of the Board of Directors, and uncle of Jason Reid, our President and a Director.

Our officers serve at the pleasure of the Board of Directors.

Vote Necessary to Approve Proposal 1; Board Recommendation

If a quorum is present at the meeting, Directors are elected by a plurality of votes (i.e., the five candidates receiving the highest number of votes will be elected to the Board of Directors). You may vote for all of the nominees as Directors, or withhold your vote from any or all of the nominees as Directors. Each share of common stock is entitled to one vote on this proposal. For the purpose of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. The Board of Directors unanimously recommends a vote FOR all the nominees listed above, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) permits the shareholders of Gold Resource Corporation to cast an advisory (non-binding) vote at the Annual Meeting in relation to the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

As described more fully in the Compensation Discussion & Analysis below, our executive compensation program is structured to align the interests of our executive officers (each of whom maintains a significant shareholder position in our Company) with those of our non-affiliated shareholders and to fairly reward them for creating shareholder value and for achieving our business objectives. Our primary objectives are to retain our executives and have the ability to attract new executives as necessary and to fairly compensate our current executives, including rewarding performance that supports our principles of building shareholder value, and may also recognize individual performance from time to time.

We believe that our executive compensation program, which relies on clear and simple objectives for executive performance and reward, has been effective at incenting the achievement of positive results and strong financial performance by our named executive officers, appropriately aligning pay and performance and in enabling us to attract and retain very talented executives within our industry.

We are asking our shareholders to indicate their support for our executive compensation program as described in this proxy statement. This proposal gives our shareholders the opportunity to express his or her views on our fiscal year 2010 executive compensation policies and procedures. It is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this proxy statement. Accordingly, we ask our shareholders to vote on the following resolution:

RESOLVED, that the shareholders of Gold Resource Corporation approve, on an advisory basis, the compensation of its named executive officers, as disclosed in this proxy statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in the proxy statement for the 2011 annual meeting.

The vote on Proposal 2 is not intended to address any specific element of compensation and is advisory, which means that the vote is not binding on the Company, our Board of Directors or our Compensation Committee. However, our Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of our compensation programs and will consider the outcome of the vote when making future compensation decisions.

Compensation Committee Report

The Compensation Committee is pleased to present the following Compensation Committee report:

We have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement. Based upon review of the discussions herein, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

Bill Conrad (Chairman and member)

Isac Burstein (member)

Tor Falck. (member)

Compensation Discussion and Analysis

The individuals who served as our principal executive officer and principal financial officer during the year ended December 31, 2010, as well as the other individuals included in the Summary Compensation Table below, are referred to as “named executive officers” throughout this Compensation Discussion and Analysis.

Overview of Compensation Philosophy, Objectives and Policies. We attempted to meet two main objectives when we designed our executive and employee compensation. First, the program is intended to be fully competitive so that we may attract, motivate and retain talented executives and key employees. Second, the program is intended to create an alignment of interests between our executives and key employees, on the one hand, and our shareholders, on the other, such that a portion of each executive’s or key employee’s compensation consists of equity awards. In this manner, if the price of our stock increases over time, our executive officers, key employees and our shareholders will benefit. The compensation program is designed to reward performance that supports our principles of building shareholder value, and may also recognize individual performance from time to time. The Compensation Committee is vested with the authority to review and recommend the compensation program structure and level of compensation for the executive officers, Directors and key employees of our Company.

Our present compensation structure for the named executive officers generally consists of salary and incentive compensation. The incentive component consists of a short-term cash portion and a long-term equity portion. We believe the present structure achieves our compensation objectives; however, the Compensation Committee is presently exploring additional ways to ensure consistency and enhance our Company’s compensation program and may add additional components or policies in order to assist our Company in achieving its compensation goals more effectively or efficiently. We believe that the present compensation structure appropriately aligns the interests of the executives and key employees with our shareholders by encouraging equity ownership through awards of stock options and stock grants to executive officers and key employees and to motivate our named executive officers and other key employees to contribute to an increase in shareholder value. While equity ownership is highly encouraged, we do not presently have a policy that requires our named executive officers or Directors to own shares of our stock.

Annually the Compensation Committee reviews and recommends to the Board the level of compensation for the named executive officers and key employees. Our CEO reports to the Committee regarding the individual performance of the other named executive officers. Additionally, the Committee considers recommendations from the named executive officers regarding incentive compensation for key employees who report to that executive officer.

Elements and Mix of Compensation. The Compensation Committee does not utilize an exact calculation in determining the breakdown of executive compensation among base pay, bonus pay and other forms of compensation; rather, the Compensation Committee takes into consideration all forms of compensation together. When making decisions about individual compensation packages, our consideration of base salary ranges for the named executive officers is primarily based upon negotiations with that officer, taking into consideration work experience, individual and overall Company performance, level of responsibility, impact on the business, tenure, potential for advancement within the organization and the potential liability of being an officer of a public corporation. Annual salaries for newly-hired executives are determined at the time of hire taking into account the above factors other than tenure. Changes in an executive’s base salary may also take into consideration recent compensation, including bonuses and equity-based compensation.

Cash bonuses are a form of short-term incentive compensation which may be recommended by the Compensation Committee at its discretion, based on individual and overall Company performance. There is no specific bonus plan or policy in place setting forth timing of awards or establishing specific performance objectives. The Compensation Committee, at its discretion, determines and recommends the amounts and timing of any bonus awards. If applicable, and at the sole discretion of the Compensation Committee, a “merit-based” bonus may be recommended based on criteria such as exceptional individual and overall Company performance, assuming additional responsibility without an increase in base compensation, or such other criteria which the Compensation Committee may determine from time to time.

The long-term equity compensation component of our compensation program is comprised of equity awards and makes up a significant part of our named executive officers’ compensation package. Under our Non-Qualified Stock Option and Stock Grant Plan (“Plan”), we are authorized to issue non-qualified stock options, to make grants of stock and award grants of restricted stock to the officers, Directors and key employees of our Company, including the named executive officers. There is no specific policy or procedure in place setting forth the timing or amount of awards, although the outstanding awards and future compensation are reviewed at least annually. The Compensation Committee, at its discretion, determines and recommends the amounts and timing of any equity awards. The stock options are priced based on the closing market price of our common stock on the grant date, which is the date the Board approves the award.

Additional benefits provided to executive officers and key employees as part of their compensation packages include health, life and disability insurance. To the extent the named executive officers participate in these programs, they do so generally on the same basis as our other employees. Our named executive officers do not receive perquisites and we do not maintain any non-equity incentive plans, other than our cash bonus incentives described previously, nor do we maintain any deferred compensation plans.

The compensation for our Directors is structured similar to that of our named executive officers. Specifically, our Directors receive a combination of cash and equity incentives in the form of stock grants or options to purchase our common stock. The Compensation Committee reviews the form and amount of such compensation periodically to ensure that it is competitive and meeting our objectives discussed above.

Specific Compensation Decisions. Each of our named executive officers receives an annual salary under the terms of their respective employment agreements, with the exception of our former CFO, whose compensation is described more fully under the caption “Former Chief Financial Officer.” In addition, each of our named executive officers has received stock options as part of his current compensation package, with the exception of our former CFO.

Effective July 1, 2010, upon the recommendation of the Compensation Committee, the Board approved amendments to the employment agreements of each of the named executive officers to increase each officer’s base compensation, with the exception of our former CFO, whose compensation structure is described more fully under the caption “Former Chief Financial Officer.” The Board believed such increases were warranted by the performance of said named executive officers coinciding with the increase in shareholder value created by them. The Board also believed that the named executive officers were due an increase in salary as one had not been provided since 2008 and no stock options were awarded to the named executive officers in 2010. Pursuant to the amended employment agreements, William Reid began receiving $600,000 in base salary, David Reid began receiving $424,000 in base salary and Jason Reid began receiving $300,000 in base salary, as of the effective date. All other material terms of the employment agreements with these named executive officers remained the same.

Upon the recommendation of the Compensation Committee, the Board approved the payment of a discretionary cash bonus to the named executive officers equivalent to their current annual salary, in November 2010. The Board believed such bonuses were warranted by the individual efforts of the said named executive officers coinciding with commercial production commencing in 2010.

We believe that these compensation packages, consisting of cash and equity incentive compensation, will meet the objectives set forth above. The stock options are designed to reward the individuals and the inherent value in the options will help motivate him to further the interests of our shareholders. The Compensation Committee also has the ability to award discretionary cash incentive compensation in the form of bonuses to the named executive officers.

Former Chief Financial Officer. Frank L. Jennings served as our Chief Financial Officer from June 1, 2006 until his resignation effective April 12, 2011. During this time, Mr. Jennings functioned as an independent contractor of the Company and was compensated pursuant to a contractual agreement, which was based on an hourly rate structure and did not include equity-based compensation. The Company is currently conducting a search for a suitable replacement for Mr. Jennings and William Reid is currently functioning as the Company’s Interim CFO. Mr. Reid is not currently receiving additional compensation for his role as Interim CFO.

Executive Compensation

The following table summarizes the total compensation of our named executive officers for the three fiscal years ended December 31, 2010:

2010 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards(3)	Non-Equity Incentive Plan Compensation	All Other Compensation		Total
William W. Reid,	2010	$450,000	$600,000	$—	$—	$—	$—		$1,050,000
Chairman, CEO, and Interim	2009	300,000	—	—	772,551	—	—		1,072,551
CFO(1)(2)	2008	300,000	100,000	—	450,848	—	—		850,848
Frank L. Jennings,	2010	$—	$50,000	$—	$—	$—	$165,889	(4)	$215,889
Former CFO (2)	2009	—	—	—	—	—	115,117		115,117
	2008	—	—	—	—	—	82,256		82,256
David C. Reid,	2010	$318,000	$424,000	$—	$—	$—	$—		$742,000
Vice President, Secretary and Treasurer	2009	212,000	—	—	643,793	—	—		855,793
	2008	212,000	100,000	—	450,848	—	—		762,848
Jason D. Reid	2010	$225,000	$300,000	$—	$—	$—	$—		$525,000
President and Director(1)	2009	150,000	—	—	515,034	—	—		665,034
	2008	150,000	100,000	—	721,357	—	—		971,357

(1)	The executive officer did not receive additional compensation for his service as a Director of our Company.
(2)	Mr. Jennings resigned his position as CFO effective April 12, 2011. William Reid is currently serving as CFO on an interim basis until such time as a replacement for Mr. Jennings can be appointed.
(3)	Valued using the Black-Scholes-Merton option pricing model. All of the options awarded in 2009 and 2008 vested immediately. Please refer to Note 8 of the consolidated financial statements dated December 31, 2010, 2009 and 2008 included in our Annual Report for certain assumptions made in connection with these estimates.
(4)	During his tenure as CFO, Mr. Jennings was an independent contractor who was compensated pursuant to a contractual arrangement with our Company and received fees based on an hourly rate structure.

As discussed previously, the employment agreements of certain of our named executive officers were amended effective July 1, 2010. Each individual except for our former CFO also participates in health and other insurance programs that we maintain. The employment agreements have a three year term and are automatically renewable for subsequent one-year terms on each successive anniversary after the expiration date unless either party gives notice to the other that they do not wish to renew the agreement, provided such notice is given not less than 120 days prior to expiration.

Change in Control. Pursuant to the terms of the aforementioned employment agreements, the employee would be entitled to certain payments in the event their employment is terminated under certain circumstances. If we terminate the agreement without cause, or if the executive officer terminates the agreement “with good reason,” we would be obligated to pay thirty-five months’ of compensation in accordance with our regular pay schedule. Termination by an executive officer with good reason includes a “change in control.”

2010 Grants of Plan-Based Awards

There were no equity awards granted under our Plan to any named executive officer during the year ended December 31, 2010, thus the Grants of Plan-Based Awards table is omitted from this proxy statement.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table summarizes the amount of our named executive officers’ equity-based compensation outstanding at the fiscal year ended December 31, 2010:

	Option Awards(2)					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares Or Units That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)	(#)	($)		(#)	(#)	(#)	($)
William W. Reid	400,000	0	0	0.25	10/9/2013	—	—	—	—
William W. Reid	400,000	0	0	0.25	4/22/2014	—	—	—	—
William W. Reid	250,000	0	0	3.40	2/22/2018	—	—	—	—
William W. Reid	300,000	0	0	3.95	4/23/2019	—	—	—	—
David C. Reid	400,000	0	0	0.25	10/9/2013	—	—	—	—
David C. Reid	200,000	0	0	0.25	4/22/2014	—	—	—	—
David C. Reid	250,000	0	0	3.40	2/22/2018	—	—	—	—
David C. Reid	250,000	0	0	3.95	4/23/2019	—	—	—	—
Jason D. Reid	400,000	0	0	3.40	2/22/2018	—	—	—	—
Jason D. Reid	200,000	0	0	3.95	4/23/2019	—	—	—	—

(1)	The options vested immediately on the date of grant.
(2)	See descriptions below for further information about these grants.

In 2003, William and David Reid each received a stock option award of 400,000 options to purchase shares of common stock for $0.25 per share. The options vested immediately and expire 10 years from the date of grant. In 2004, William Reid received a stock option award of 400,000 additional options and David Reid received a stock option award of 200,000 additional options to purchase common stock for $0.25 per share. Each option award vested immediately and expires 10 years from the date of grant. Messrs. William and David Reid have not exercised any of these options.

On May 30, 2006, Jason Reid was granted 600,000 options to purchase our common stock for $1.00 per share prior to March 3, 2009 upon accepting employment as Corporate Development Assistant. The options vested immediately. Jason Reid exercised 87,000 options during 2008 and the remainder of these options in 2009.

On February 22, 2008, we granted stock options to each of our executive officers. William and David Reid each received 250,000 options and Jason Reid received 400,000 options to purchase shares of our common stock for $3.40 per share. The options vested immediately and expire 10 years from the date of grant. These options were given as additional compensation to these individuals in recognition of their efforts to build value for the company.

On April 23, 2009, we granted stock options to each executive officer. William Reid received 300,000 options, David Reid received 250,000 options and Jason Reid received 200,000 options to purchase shares of our common stock for $3.95 per share. All of the 2009 awards consisted of non-qualified stock options which vested immediately and expire 10 years from the date of grant.

2010 Option Exercises and Stock Vested

There were no options exercised by or stock awards vested for any named executive officer during the year ended December 31, 2010, thus the Option Exercises and Stock Vested table is omitted from this proxy statement.

Vote Necessary to Approve Proposal 2; Board Recommendation

Vote Required; Board Recommendation

The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required for the adoption of the proposed resolution approving our executive compensation program. Each share of common stock is entitled to one vote on this proposal. For the purpose of the vote on this proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal. The Board of Directors recommends a vote FOR the proposal to adopt the resolution approving the executive compensation program for the named executive officers of our Company as set forth in this proxy statement, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL THREE

ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE

ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act permits our shareholders to cast a separate advisory (non-binding) vote on how frequently they would like to have an advisory vote on our executive compensation program. This advisory vote provides shareholders the opportunity to indicate whether they prefer to hold the executive compensation advisory vote every one, two, or three years (or to abstain from voting). We are required under the Dodd-Frank Act to solicit shareholder preferences regarding the frequency of future advisory votes on executive compensation at least once every six years.

The Board of Directors believes that shareholders should consider our executive compensation, together with our corresponding long-term results, once every three years, as that will promote stability and is consistent with the long-term approach the Board takes in overseeing the business and management of our Company and prevents long-term objectives from being undermined by shorter-term issues in the marketplace. In addition, a three-year cycle will allow the Board of Directors and the Compensation Committee sufficient time to thoughtfully evaluate and respond to shareholder input and effectively implement any changes to the Company’s executive compensation program.

Because the vote is advisory and not binding on the Board of Directors, it may decide that it is in the best interest of our Company and its shareholders to hold an advisory vote on executive compensation more or less frequently than the option approved by the shareholders.

Vote Necessary to Approve Proposal 3; Board Recommendation

If a quorum is present at the meeting, the frequency of vote option (one, two or three years) receiving the highest number of votes will be adopted. Each share of common stock is entitled to one vote on this proposal. For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. The Board of Directors unanimously recommends a vote FOR the proposal of “THREE YEARS” as the frequency of future shareholder advisory votes on executive compensation, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has unanimously approved the appointment of StarkSchenkein, LLP as our independent registered public accounting firm for the year ending December 31, 2011. StarkSchenkein, LLP has acted as our independent registered public accounting firm since 2005. Neither such firm, any of its members nor any of their associates, has or has had during its tenure with us, any financial interest in the business or affairs, direct or indirect, or any relationship with us other than in connection with its duties as out independent auditors.

Representatives of StarkSchenkein, LLP are expected to be present at the annual meeting to respond to shareholders’ questions and to make any statements they consider appropriate.

We are not required to submit this appointment to the stockholders for approval, but the Board of Directors believes it is desirable to do so as a matter of policy. If the shareholders do not ratify this appointment, the Audit Committee will investigate the reasons for the rejection and consider other independent registered public accounting firms. Even if the appointment is ratified, the Audit Committee may, at its discretion, appoint a different independent registered accounting firm.

Fees Paid to Independent Auditors

The following table sets forth the fees that we paid or accrued to StarkSchenkein, LLP during 2010 and 2009 for services rendered in connection with our annual audits and quarterly reviews, as well as for any other non-audit services provided by the firm:

	2010	2009
Audit Fees	$37,000	$33,000
Audit Related Fees	67,221	18,550
Tax Fees	9,500	5,520
All Other Fees	—	—

Total Fees	$113,721	$57,070

Audit Fees. This category includes the audit of our annual financial statements; review of financial statements included in our quarterly reports on Form 10–Q, the audit of management’s assessment of the effectiveness as well as the audit of the effectiveness of our internal control over financial reporting included in our Form 10–K for fiscal 2010 as required by Section 404 of the Sarbanes-Oxley Act of 2002; and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. This category consists of assurance and related services provided by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

Tax Fees. This category consists of professional services rendered by the independent registered public accounting firm primarily in connection with our tax compliance activities, including the preparation of tax returns and technical tax advice related to the preparation of tax returns.

All Other Fees. This category consists of fees for other corporate services that are not included in the other categories of fees.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The independent registered public accounting firm is required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with such pre-approval.

During fiscal 2010 and 2009, the Audit Committee approved in advance all audit and non-audit services to be provided by StarkSchenkein, LLP. The Audit Committee has determined that the non-audit services rendered by StarkSchenkein, LLP during fiscal 2010 and fiscal 2009 were compatible with maintaining the independence of the respective independent registered public accounting firms.

Vote Necessary to Approve Proposal 4; Board Recommendation

The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required for the ratification of the appointment of the independent registered public accounting firm. Each share of common stock is entitled to one vote on this proposal. For the purposes of the vote on this proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal. The Board of Directors recommends a vote FOR the ratification of appointment of the independent registered public accounting firm, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, Directors and beneficial owners of greater than ten percent of our common stock are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely upon a review of the copies of such reports furnished to us, no such person failed to file on a timely basis any report required by such section during fiscal 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 27, 2011, there are a total of 52,998,303 shares of our common stock outstanding, our only class of voting securities currently outstanding. The following table describes the beneficial ownership of our voting securities by: (i) each of our officers and Directors; (ii) all of our officers and Directors as a group; and (iii) each shareholder known to us to own beneficially more than 5% of our common stock. Unless otherwise stated, the address of each of the individuals is our address, 2886 Carriage Manor Point, Colorado Springs, CO 80906. All ownership is direct, unless otherwise stated.

In calculating the percentage ownership for each shareholder, we assumed that any options owned by an individual exercisable within 60 days is exercised, but not the options owned by any other individual. Certain information regarding the ownership of shareholders believed to beneficially own more than 5% of our common stock has been obtained from reports filed by these shareholders with the SEC.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number		Percentage (%)
William W. Reid(1)	4,193,466	(4)(5)	7.9%
Jason Reid(1)	1,144,892	(6)(7)	2.2%
David C. Reid(2)	4,017,757	(8)	7.7%
Bill M. Conrad(3)	407,500	(9)	*
Isac Burstein(3) Calle La Colonia 180 Surco, Lima 33, Peru	100,000	(10)	*
Tor Falck(3) 37 Queen’s Gate Mews London SW7 5QN United Kingdom	100,000	(10)	*
Beth Reid	4,193,466	(11)	7.9%
Tocqueville Asset Management, L.P. 40 West 57th Street, 19th Floor New York, NY10019	4,908,976		9.3%
Hochschild Mining Holdings Limited Calle La Colonia 180 Surco, Lima 33, Peru	14,626,874		27.6%
All officers and Directors as a group (6 persons)	9,963,615	(4)(5)(6)(7)(8)(9)(10)	17.6%

*	Less than 1%
(1)	Officer and Director.
(2)	Officer.
(3)	Director.
(4)	Includes options to purchase 1,350,000 shares which are currently exercisable.
(5)	Includes 786,600 shares owned by the reporting person’s spouse, of which he disclaims beneficial ownership.
(6)	Includes options to purchase 600,000 shares which are currently exercisable.
(7)	Includes 122,102 shares owned by the reporting person’s spouse, of which he disclaims beneficial ownership.
(8)	Includes options to purchase 1,100,000 shares which are currently exercisable.
(9)	Includes options to purchase 250,000 shares which are currently exercisable.
(10)	Includes options to purchase 100,000 shares which are currently exercisable.
(11)	Includes 2,055,535 shares and 1,350,000 shares underlying options owned by the reporting person’s spouse, of which she disclaims beneficial ownership.

Changes In Control

We entered into a Strategic Alliance Agreement with Hochschild, a significant shareholder of our Company, in 2008. We also agreed to appoint up to two nominees of Hochschild to our Board of Directors, depending upon its level of ownership. The standstill provision which prevented Hochschild from acquiring more than 40% of our common stock through purchases in the market or directly from us expired in February 2011. As a result, Hochschild may acquire additional shares of our common stock, which may result in a change in control of our Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We consider “related party transactions” to be transactions between the Company and (i) a Director, officer, Director nominee or beneficial owner of greater than five percent of our common stock; (ii) the spouse, parents, children, siblings or in-laws of any person named in (i); or (iii) an entity in which one of our Directors and officers is also a Director or officer or has a material financial interest. The Audit Committee is vested with the responsibility of evaluating and approving any potential related party transaction, unless a special committee consisting solely of disinterested and independent Directors (as defined in the Amex Rules) is appointed by the Board of Directors. Our policies and procedures for related party transactions are set forth in writing in our Corporate Governance Guidelines and Audit Committee Charter.

LEGAL PROCEEDINGS

No material legal proceedings, to which we are a party or to which our property is subject, is pending or is known by us to be contemplated. Also, we are not aware of any legal proceedings in which any officer, Director or any owner of record or beneficial owner of more than five percent of any class of our voting securities is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION

AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS

We anticipate that the next annual meeting of shareholders will be held in June 2012. Any shareholder who desires to submit a proper proposal for inclusion in the proxy materials related to the next annual meeting of shareholders must do so in writing in accordance with Rule 14a-8 of the 1934 Act, and it must be received at our principal executive offices no later than December 30, 2011 in order to be considered for inclusion in the proxy statement for the 2012 annual meeting of shareholders. Shareholders who intend to present a proposal at the 2012 annual meeting of shareholders without including such proposal in the 2012 proxy statement must provide us with a notice of such proposal no later than March 16, 2012. The proponent must be a record or beneficial owner entitled to vote on such proposal at the next annual meeting and must continue to own such security entitling such right to vote through the date on which the meeting is held.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public may read and copy any materials filed with the SEC at their Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC’s internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov.

Our common stock is traded on the NYSE Amex under the ticker symbol “GORO.”

ANNUAL REPORT

Our Annual Report for the year ended December 31, 2010, including financial statements and schedules, is included with this proxy statement.

OTHER MATTERS

The Board of Directors knows of no other business to be presented at the annual meeting of shareholders. If other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.

By Order of the Board of Directors

April 29, 2011	/S/ WILLIAM W. REID
Chairman and Chief Executive Officer

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote “FOR” all nominees, “FOR” Proposals 2 and 4, and “FOR” 3 YRS in Proposal 3.
1.	Election of Directors:	For	Withhold				For	Withhold	For	Withhold	+
	01 – William W. Reid	☐	☐	02 – Jason D. Reid			☐	☐ 03 – Bill M. Conrad	☐	☐
	04 – Isac Burstein	☐	☐	05 – Tor Falck			☐	☐

				For	Against	Abstain			1 Yr	2 Yrs	3 Yrs	Abstain
2.	Proposal for Non-Binding Resolution to Approve Executive Compensation (say on pay):			☐	☐	☐	3.	Proposal for Non-Binding Resolution to Approve Frequency of Shareholder Votes on Executive Compensation (say when on pay):	☐	☐	☐	☐
4.	Proposal to ratify StarkSchenkein, LLP as independent registered public accounting firm for 2011:			☐	☐	☐	5.	Other Business: To transact such other business as may properly come before the meeting or any adjournment thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Gold Resource Corporation

Notice of 2011 Annual Meeting of Shareholders

The Ritz-Carlton, 1881 Curtis Street, Denver, CO 80202

9:00 a.m. (Mountain time zone)

Proxy Solicited by Board of Directors for Annual Meeting — June 21, 2011

William Reid or Jason Reid, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Gold Resource Corporation to be held on June 21, 2011 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR Proposals 2 and 4, and FOR 3 YRS in Proposal 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)